                         FIRST AMENDMENT TO CREDIT AGREEMENT


     FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 23, 1998, among NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("Holdings"), NWA INC., a Delaware corporation ("NWA"), NORTHWEST AIRLINES, INC., a Minnesota corporation (the "Borrower"), the lenders from time to time party thereto (each a "Bank" and, collectively, the "Banks"), ABN AMRO BANK N.V., as compliance agent (the "Compliance Agent"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"), CHASE SECURITIES INC., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as documentation agent (the "Documentation Agent"), and NATIONAL WESTMINSTER BANK PLC and FIRST BANK NATIONAL ASSOCIATION, as Agents. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                 W I T N E S S E T H:

     WHEREAS, Holdings, NWA, the Borrower, the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the other Agents and the Banks are parties to a Credit Agreement, dated as of December 15, 1995 and amended and restated as of October 16, 1996 and further amended and restated as of December 29, 1997 (as so amended and restated, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 8.06 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (l); (2) relettering clause (m) as clause
(o); and (3) inserting the following new clauses (m) and (n):

          "(m) unsecured Indebtedness of Holdings or any of its Subsidiaries in an aggregate original principal amount not in excess of $800,000,000 incurred to finance any redemption, retirement, repurchase or acquisition pursuant to Section 8.05(g) (and in any event within 90 days after the redemption, retirement, repurchase or acquisition being

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                                      -2-

     financed) and any refinancing thereof that does not increase the outstanding principal amount thereof;

          (n) unsecured Indebtedness of Holdings or any of its Subsidiaries in an aggregate original principal amount not in excess of $250,000,000 incurred to finance any loans, advances or dividends of the nature referred to in the proviso to the definition of the term "Distribution" herein (and in any event within 90 days after the loan, advance or dividend being financed) and any refinancing thereof that does not increase the outstanding principal amount thereof; and"

     2. The definitions of "Credit Party", "Distribution", "ERISA Affiliate", "Guarantor" and "Subsidiary" in Section 10 of the Credit Agreement are hereby amended in their entireties to read as set forth below:

          " 'Credit Party' shall mean Holdings, NWA and the Borrower, and, in the event Newco owns all of the outstanding shares of capital stock of Holdings, Newco, except that Newco shall not be deemed to be a Credit Party for purposes of Sections 6.09, 7.07 or 8.11 or for purposes of the definitions of "Pension Plan" and "Termination Event" herein."

          " 'Distribution' shall have the meaning provided in Section 8.05, PROVIDED that loans, advances or dividends by Holdings or any of its Subsidiaries in an aggregate amount not in excess of $400,000,000 to Newco the proceeds of which are used to acquire, directly or indirectly, shares of capital stock of Continental shall be deemed not to be Distributions for all purposes of this Agreement."

          " 'ERISA Affiliate' shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c),
     (m), or (o) of the Code, PROVIDED that in no event shall Air Partners or any of its Subsidiaries or Continental or any of its Subsidiaries be deemed to be ERISA Affiliates for any purpose."

          " 'Guarantor' shall mean each of Holdings and NWA (and, in the event Newco owns all of the outstanding shares of capital stock of Holdings, Newco)."

          " 'Subsidiary' shall mean, as to any Person, (i) any corporation more than 50% of whose stock having by the terms

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                                     -3-

     thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time; PROVIDED HOWEVER that notwithstanding anything to the contrary, (x) LAX Two and its Subsidiaries and (y) Air Partners and Continental and their Subsidiaries shall be deemed not to be Subsidiaries of Holdings or any of its Subsidiaries for all purposes of this Agreement (including, without limitation, the calculation of the financial covenants and the definitions relating thereto) and the other Credit Documents so long as, in the case of clause (y), Newco does not own, directly or indirectly, more than 50% of the equity interest (i.e., the economic interest rather than the voting interest) in Continental."

     3. Definitions of "Air Partners", "Continental" and "Newco" reading as set forth below are hereby added to Section 10 of the Credit Agreement in appropriate alphabetical sequence:

          " 'Air Partners' shall mean Air Partners, L.P., a Texas limited partnership."

          " 'Continental' shall mean Continental Airlines, Inc., a Delaware corporation."

          " 'Newco' shall mean a holding company that owns all of the issued and outstanding shares of capital stock of Holdings."

     4. In the event that Newco (as defined in the Credit Agreement as amended by this Amendment) owns all of the outstanding shares of capital stock of Holdings,

          (i) all references to "Holdings" in Sections 4.02(c), 4.02(d), 6 (excluding, however, Sections 6.05, 6.09 and 6.10), 7 (excluding, however, Sections 7.01(a) and 7.01(b)), 8 (excluding, however, Section 8.05(e)), 9, 10 (excluding, however, the definitions of "Credit Party", "Distribution", "Guarantor", "Holdings" and "Newco" and clause (ii) of the definition of "Identified Indebtedness"), 11, and 12 of the Credit Agreement (as amended pursuant to this Amendment) shall be deemed to refer to "Newco"; PROVIDED, HOWEVER, that

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                                     -4-

     the references to "Holdings" in Sections 8.05(b) (second occurrence) and 8.05(g) of the Credit Agreement (as amended pursuant to this Amendment), together with the reference to "Holdings" in clause (b) of the proviso to the definition of "Indebtedness" in Section 10 of the Credit Agreement (as amended pursuant to this Amendment), shall be deemed to refer to "Newco and/or Holdings" and all references to "either Guarantor" in the Credit Agreement shall be deemed to refer to "any Guarantor";

          (ii) Sections 7.01(a) and 7.01(b) of the Credit Agreement shall be amended in their entireties to read as set forth below:

               " (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the close of each fiscal year of Newco, (i) a copy of the SEC Form 10-K filed by Newco with the SEC for such fiscal year, or, if no such Form 10-K was so filed by Newco for such fiscal year, the consolidated balance sheet of Newco and its subsidiaries and whether or not such Form 10-K was filed, of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of Newco and its subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by Ernst & Young (or (x) any other "Big Six" or "Big Four" accounting firm or (y) any other firm of independent public accountants of recognized standing selected by Newco, Holdings or the Borrower, as the case may be, and reasonably acceptable to the Required Banks) whose opinion shall not be qualified as to the scope of audit or as to the status of Newco, Holdings or the Borrower as a going concern, and (ii) a certificate of such accounting firm stating that in the course of its regular audit of the business of Newco, Holdings and the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

               (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of Newco, a copy of the SEC Form 10-Q filed by Newco with the SEC for such quarterly period, or, if no such Form 10-Q was so filed by Newco with respect to any such quarterly period, the consolidated balance sheet of Newco and its subsidiaries, and whether or not such Form 10-Q was filed, of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which shall be certified by an Authorized Officer of Newco, Holdings or the Borrower, as the case may be, subject to changes resulting from audit and normal year-end audit adjustments."; and

          (iii) Holdings shall, within five Business Days after the date on which Newco first owns all of such capital stock, cause Newco to furnish to the Documentation Agent (x) counterparts of the Credit Agreement and this Amendment executed on behalf of Newco (or other appropriate documents making Newco a party to each thereof), (y) a certificate of the Secretary or any Assistant Secretary of Newco as to the matters set forth in Section 5A.04(a) of the Credit Agreement with respect to Newco and as to the incumbency and signatures of the Authorized Officers (as defined in the Credit Agreement as amended pursuant to this Amendment) of Newco, together with a letter from CT Corporation System with respect to Newco, substantially in the form of Exhibit G to the Credit Agreement and (z) an opinion from Douglas M. Steenland, Esq., Senior Vice President, General Counsel and Secretary of Newco, which opinion shall be substantially in the form of Exhibit F-1 to the Credit Agreement (except that references therein to "Holdings" shall be references to "Newco"); the failure of Holdings to comply with the foregoing provisions of this Section 4(iii) shall be an Event of Default under and for all purposes of the Credit Agreement (as amended pursuant to this Amendment).

     5. In order to induce the Compliance Agent, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Agents and the Banks to enter into this Amendment, each of Holdings, NWA and the Borrower hereby (i) makes each of the representations, warranties and agreements contained in the Credit
Agreement (except that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) on the Amendment Effective Date (as hereinafter defined), after giving effect to this Amendment and (ii) represents and warrants that no Default or Event of Default is in existence on the Amendment Effective Date, after giving effect to this Amendment.

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other provision of any other Credit Document.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and each Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. This Amendment shall become effective as of the date first written above (the "Amendment Effective Date") on the date when Holdings, NWA, the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

     10. From and after the Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

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                                      -7-

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   NORTHWEST AIRLINES CORPORATION


                                   By /s/ Joseph E. Francht, Jr.
                                      --------------------------------
                                      Name: Joseph E. Francht, Jr.
                                      Title: Sr. Vice President - Finance &
                                             Treasurer

                                   NWA INC.


                                   By /s/ Joseph E. Francht, Jr.
                                      --------------------------------
                                      Name: Joseph E. Francht, Jr.
                                      Title: Sr. Vice President - Finance &
                                             Treasurer

                                   NORTHWEST AIRLINES, INC.


                                   By /s/ Joseph E. Francht, Jr.
                                      --------------------------------
                                      Name: Joseph E. Francht, Jr.
                                      Title: Sr. Vice President - Finance &
                                             Treasurer


                                   ABN AMRO BANK N.V., CHICAGO BRANCH,
                                   Individually and as Compliance Agent


                                   By /s/ Lukas van der Hoef
                                      --------------------------------
                                      Name: Lukas van der Hoef
                                      Title: Vice President

                                   By /s/ Claudia C. Heldring
                                      --------------------------------
                                      Name: Claudia C. Heldring
                                      Title: Vice President

                                   BANKERS TRUST COMPANY,
                                   Individually and as Administrative Agent


                                   By
                                      --------------------------------
                                      Name:
                                      Title:

                                   CHASE SECURITIES INC.,
                                   as Syndication Agent


                                   By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.,
                                   as Documentation Agent


                                   By /s/ Arthur Deffaa
                                      --------------------------------
                                      Name: Arthur Deffaa
                                      Title: Vice President - Global Aviation


                                   NATIONAL WESTMINSTER BANK PLC,
                                   NEW YORK BRANCH,
                                   Individually and as an Agent


                                   By
                                      --------------------------------
                                      Name:
                                      Title:


                                   FIRST BANK NATIONAL ASSOCIATION,
                                   Individually and as an Agent


                                   By /s/ Mark R. Oluin
                                      --------------------------------
                                      Name: Mark R. Oluin
                                      Title: Vice President

                                   BANK OF AMERICA NATIONAL TRUST &
                                   SAVINGS ASSOCIATION, A NATIONAL
                                   BANKING ASSOCIATION

                                   By /s/ Craig S. Munro
                                      --------------------------------
                                      Name: Craig S. Munro
                                      Title: Managing Director


                                   THE BANK OF TOKYO-MITSUBISHI, LTD
                                   CHICAGO BRANCH

                                   By /s/ Hajime Watanabe
                                      --------------------------------
                                      Name: Hajime Watanabe
                                      Title: Deputy General Manager


                                   BANQUE NATIONALE DE PARIS

                                   By /s/ Arnaud Collin du Bocage
                                      --------------------------------
                                      Name: Arnaud Collin du Bocage
                                      Title: Executive Vice President
                                             and General Manager

                                   CHANG HWA COMMERCIAL BANK, LTD,
                                   NEW YORK BRANCH


                                   By /s/ Wan-Tu Yeh
                                      --------------------------------
                                      Name: Wan-Tu Yeh
                                      Title: VP & General Manager


                                   CHIAO TUNG BANK CO.,
                                   LTD. NEW YORK AGENCY


                                   By /s/ Kuang-Si Shiu
                                      --------------------------------
                                      Name: Kuang-Si Shiu
                                      Title: Senior Vice President &
                                             General Manager


                                   THE CHASE MANHATTAN BANK


                                   By /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Name:
                                      Title:

                                   CHRISTIANIA BANK OG KREDITKASSE ASA,
                                   NEW YORK BRANCH


                                   By /s/ Hans Chr. Rjeisrud
                                      --------------------------------
                                      Name: Hans Chr. Rjeisrud
                                      Title: First Vice President


                                   By /s/ Martin Lunder
                                      --------------------------------
                                      Name: Martin Lunder
                                      Title: First Vice President


                                   CIBC INC


                                   By /s/ Ihor Zaluckyj
                                      --------------------------------
                                      Name: Ihor Zaluckyj
                                      Title: Executive Director
                                             CIBC Oppenheimer Corp., as Agent

                                   CITICORP USA, INC.


                                   By /s/ Arthur Deffaa
                                      --------------------------------
                                      Name: Arthur Deffaa
                                      Title: Vice President - Global Aviation


                                   THE DAI-ICHI KANGYO BANK, LTD.,
                                   CHICAGO BRANCH

                                   By /s/ Takao Teramura
                                      --------------------------------
                                      Name: Takao Teramura
                                      Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By /s/ Philippe Soustra
                                      --------------------------------
                                      Name: Philippe Soustra
                                      Title: Senior Vice President

                                   CREDIT SUISSE FIRST BOSTON


                                   By /s/ Robert N. Finney
                                      --------------------------------
                                      Name: Robert N. Finney
                                      Title: Managing Director

                                   By /s/ Thomas G. Muoio
                                      --------------------------------
                                      Name: Thomas G. Muoio
                                      Title: Vice President


                                   THE FUJI BANK, LIMITED


                                   By
                                      --------------------------------
                                      Name:
                                      Title:


                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION, NEW YORK BRANCH


                                   By /s/ Scott J. Paige
                                      --------------------------------
                                      Name: Scott J. Paige
                                      Title: Senior Vice President


                                   ROYAL BANK OF CANADA


                                   By /s/ Brian Bolotin
                                      --------------------------------
                                      Name: Brian Bolotin
                                      Title: Manager


                                   THE SAKURA BANK, LTD.


                                   By
                                      --------------------------------
                                      Name:
                                      Title:

                                   THE SANWA BANK, LIMITED, CHICAGO BRANCH


                                   By /s/ Gordon R. Holtby
                                      --------------------------------
                                      Name: Gordon R. Holtby
                                      Title: Vice President & Manager


                                   THE SUMITOMO BANK, LIMITED,
                                   CHICAGO BRANCH


                                   By /s/ Kenichiro Kobayashi
                                      --------------------------------
                                      Name: Kenichiro Kobayashi
                                      Title: Joint General Manager


                                   THE SUMITOMO TRUST AND BANKING CO.
                                   LTD., LOS ANGELES AGENCY


                                   By /s/ Eleanor Chan
                                      --------------------------------
                                      Name: Eleanor Chan
                                      Title: Manager & Vice President

                                   NATIONAL WESTMINSTER BANK PLC,
                                   NEW YORK BRANCH,
                                   Individually and as an Agent


                                   By /s/ Angela Bozorgmir
                                      --------------------------------
                                      Name: Angela Bozorgmir
                                      Title: Vice President


                                   NATIONAL WESTMINSTER BANK PLC,
                                   NASSAU BRANCH,
                                   Individually and as an Agent


                                   By /s/ Angela Bozorgmir
                                      --------------------------------
                                      Name: Angela Bozorgmir
                                      Title: Vice President